SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 13, 2000


                               MEDIQ Incorporated
             (Exact name of registrant as specified in its charter)

         Delaware                        1-8147                 51-0219413
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(Sate of other jurisdiction            (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)


           One MEDIQ Plaza
        Pennsauken, New Jersey                                          08110
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (856) 662-3200
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


                             Exhibit Index on page 4



                                   Page 1 of 7

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Item 5.      Other Events.

         MEDIQ Incorporated will not file its annual report for the year ending September 30, 1999, on its January 13th deadline for making such filing. The facts and circumstances giving rise to such event are described in the statement of MEDIQ Incorporated, dated January 13, 2000, which is filed as Exhibit 5.1 hereto and incorporated by reference herein.


Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

         (c) Exhibits.

5.1      Statement of MEDIQ Incorporated, dated as of January 13, 2000



                                   Page 2 of 7

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDIQ INCORPORATED



                                       By:    /s/ Thomas E. Carroll
                                              ---------------------------------
                                       Name:  Thomas E. Carroll
                                       Title: Director, Chief Executive Officer
                                              and President




Dated:   January 13, 2000



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




                                  EXHIBIT INDEX


Exhibit No.                         Document                              Page
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    5.1            Statement of MEDIQ Incorporated, dated as of            5
                   January 13, 2000




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